Exhibit 10.2

FORM OF OMNIBUS AGREEMENT

AMONG

KNUTSEN NYK OFFSHORE TANKERS AS

KNOT OFFSHORE PARTNERS LP

KNOT OFFSHORE PARTNERS GP LLC

KNOT OFFSHORE PARTNERS UK LLC

AND

KNOT SHUTTLE TANKERS AS

TABLE OF CONTENTS

	ARTICLE I
	DEFINITIONS

Section 1.1	Definitions	2

	ARTICLE II
	FIVE-YEAR VESSEL RESTRICTED BUSINESS OPPORTUNITIES

Section 2.1	Five-Year Vessel Restricted Businesses	8
Section 2.2	Permitted Exceptions	8

	ARTICLE III
	NON-FIVE-YEAR VESSEL RESTRICTED BUSINESS OPPORTUNITIES

Section 3.1	Non-Five-Year Vessel Restricted Businesses	10
Section 3.2	Permitted Exceptions	10

	ARTICLE IV
	BUSINESS OPPORTUNITIES PROCEDURES

Section 4.1	Procedures	11
Section 4.2	Scope of Prohibition	13
Section 4.3	Enforcement	13

	ARTICLE V
	RIGHTS OF FIRST OFFER

Section 5.1	Rights of First Offer	14
Section 5.2	Procedures for Rights of First Offer	14

	ARTICLE VI
	CARMEN KNUTSEN INTERESTS PURCHASE OPTION

Section 6.1	Option to Purchase the Carmen Knutsen Interests	13
Section 6.2	Procedures	13

	ARTICLE VII
	HULL 574 INTERESTS PURCHASE OPTION

Section 7.1	Option to Purchase the Hull 574 Interests	17
Section 7.2	Procedures	18

	ARTICLE VIII
	HULL 2531 INTERESTS PURCHASE OPTION

Section 8.1	Option to Purchase the Hull 2531 Interests	20
Section 8.2	Procedures	20

	ARTICLE IX
	HULL 2532 INTERESTS PURCHASE OPTION

Section 9.1	Option to Purchase the Hull 2532 Interests	22
Section 9.2	Procedures	22

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	ARTICLE X
	HULL 2575 INTERESTS PURCHASE OPTION

Section 10.1	Option to Purchase Hull 2575 Interests	24
Section 10.2	Procedures	25

	ARTICLE XI
	GUARANTEES BY KNOT

Section 11.1	Guarantee Relating to the Bodil Knutsen	27
Section 11.2	Guarantee Relating to the Windsor Knutsen	27

	ARTICLE XII
	KNOT OPTION TO PURCHASE KNUTSEN SHUTTLE TANKERS 19 INTERESTS

Section 12.1	Exercise of KNOT Option to Purchase Knutsen Shuttle Tankers 19 Interests	28

	ARTICLE XIII
	INDEMNIFICATION

Section 13.1	KNOT Indemnification	28
Section 13.2	Limitation Regarding Indemnification	28
Section 13.3	Indemnification Procedures	29

	ARTICLE XIV
	MISCELLANEOUS

Section 14.1	Choice of Law; Submission To Jurisdiction	30
Section 14.2	Notice	30
Section 14.3	Entire Agreement	30
Section 14.4	Termination	30
Section 14.5	Waiver; Effect of Waiver or Consent	31

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Section 14.6	Amendment or Modification	31
Section 14.7	Assignment	31
Section 14.8	Counterparts	32
Section 14.9	Severability	32
Section 14.10	Gender, Parts, Articles and Sections	32
Section 14.11	Further Assurances	32
Section 14.12	Withholding or Granting of Consent	32
Section 14.13	Laws and Regulations	32
Section 14.14	Negotiation of Rights of KNOT, Limited Partners, Assignees and Third Parties	32

iii

FORM OF OMNIBUS AGREEMENT

THIS OMNIBUS AGREEMENT is entered into on, and effective as of, the Closing Date (as defined herein), among KNUTSEN NYK OFFSHORE TANKERS AS, a company organized under the laws of Norway (“KNOT”), KNOT OFFSHORE PARTNERS LP, a Marshall Islands limited partnership (the “MLP”), KNOT OFFSHORE PARTNERS GP LLC, a Marshall Islands limited liability company (including any permitted successors and assigns under the MLP Agreement (as defined herein)) (the “General Partner”), KNOT OFFSHORE PARTNERS UK LLC, a Marshall Islands limited liability company, and KNOT SHUTTLE TANKERS AS, a company organized under the laws of Norway.

RECITALS:

1. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Articles II and IV, with respect to (a) those business opportunities that the KNOT Entities (as defined herein) will not pursue during the term of this Agreement and (b) the procedures whereby such business opportunities are to be offered to the Partnership Group (as defined herein) and accepted or declined.

2. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Articles III and IV, with respect to (a) those business opportunities that the Partnership Group (as defined herein) will not pursue during the term of this Agreement and (b) the procedures whereby such business opportunities are to be offered to KNOT and accepted or declined.

3. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Article V, with respect to (a) KNOT’s right of first offer relating to Five-Year Vessels (as defined herein) or Non-Five-Year Vessels (as defined herein) owned by the MLP and (b) the MLP’s right of first offer relating to Five-Year Vessels that KNOT might own.

4. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Articles VI, VII, VIII, IX and X, with respect to the rights of the MLP to purchase the Carmen Knutsen Interests, Hull 574 Interests, Hull 2531 Interests, Hull 2532 Interests and Hull 2575 Interests (in each case, as defined herein) from KNOT.

5. The Parties desire by their execution of this Agreement to evidence their understanding, as more fully set forth in Section 6.2(b)(ii), Section 7.2(c)(ii), Section 8.2(c)(ii), Section 9.2(c)(ii), Section 10.2(c)(ii) and Article XIII, with respect to certain indemnification obligations of KNOT.

In consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:

“Acquiring Party” has the meaning given such term in Section 4.1.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” means this Omnibus Agreement, as it may be amended, modified, or supplemented from time to time in accordance with Section 14.6 hereof.

“Board” means the Board of Directors of the MLP.

“Bodil Knutsen” means the shuttle tanker built in 2011 that is currently operating under the Bodil Knutsen Charter.

“Bodil Knutsen Charter” means the time charter agreement, Statoiltime 1, dated as of November 2, 2009, between Knutsen Bøyelaster VI KS, Organization number 971 585 579, and Statoil, relating to the Bodil Knutsen.

“Brazil Shipping” means Brazil Shipping I Limited, formerly known as BG Oil Services Limited.

“Break-up Costs” means the aggregate amount of any and all additional taxes, flag administration, financing, legal and other similar costs (except with respect to Section 2.2(b) where Break-up Costs shall be deemed to include only administrative costs associated with transfer and re-flagging, including related legal costs) to (a) the KNOT Entities that would be required to transfer Five-Year Vessels acquired by the KNOT Entities as part of a larger transaction to a Partnership Group Member pursuant to Sections 2.2(b) or 2.2(d)(i), or (b) the Partnership Group that would be required to transfer Non-Five-Year Vessels acquired by the Partnership Group as part of a larger transaction to a KNOT Entity pursuant to Section 3.2(b)(i).

“Carmen Knutsen” means the shuttle tanker being built by HHI that is scheduled for delivery in the first quarter of 2013.

“Carmen Knutsen Interests” means all of KNOT’s rights, title and interests in the Carmen Knutsen, including the shares of capital stock, limited liability company interests, limited partnership interests or any other interests in any KNOT Entity holding interests in the Carmen Knutsen and including any charters or other agreements relating to the operation of the Carmen Knutsen then in effect.

“Change of Control” means, with respect to any Person (the “Applicable Person”), any of the following events: (a) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Applicable Person’s assets to any other Person, unless immediately following such sale, lease, exchange or other transfer such assets are owned, directly or indirectly, by the Applicable Person; (b) the consolidation or merger of the Applicable Person with or into another Person pursuant to a transaction in which the outstanding Voting Securities of the Applicable Person are changed into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Securities of the Applicable Person are changed into or exchanged for Voting Securities of the surviving Person or its parent and (ii) the holders of the Voting Securities of the Applicable Person immediately prior to such transaction own, directly or indirectly, not less than a majority of the outstanding Voting Securities of the surviving Person or its parent immediately after such transaction; and (c) a “person” or “group” (within the meaning of Sections 13(d) or 14(d)(2) of the Exchange Act), other than KNOT or its Affiliates with respect to the General Partner, being or becoming the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 50% of all of the then outstanding Voting Securities of the Applicable Person, except in a merger or consolidation which would not constitute a Change of Control under clause (b) above.

“Closing Date” means             , 2013, the date of the closing of the initial public offering of common units representing limited partner interests in the MLP.

“Conflicts Committee” means the Conflicts Committee of the Board.

“Contribution Assets” has the meaning given such term in Section 13.1.

“Cosco” means Cosco (Zhoushan Shipyard Co., Ltd.), which is building the newbuild the Hull 574.

“Covered Environmental Losses” means all Losses suffered or incurred by the Partnership Group by reason of, arising out of or resulting from:

(a) any violation or correction of violation of Environmental Laws; or

(b) any event or condition relating to environmental or human health and safety matters, in each case, associated with the ownership or operation by the Partnership Group or the KNOT Entities of the Contribution Assets (including, without limitation, the presence of Hazardous Substances on, under, about or migrating to or from the Contribution Assets or the disposal or release of, or exposure to, Hazardous Substances generated by or otherwise related to operation of the Contribution Assets), including, without limitation, the reasonable and documented cost and expense of (i) any investigation, assessment, evaluation, monitoring, containment, cleanup, repair, restoration, remediation or other corrective action required or necessary under Environmental Laws, (ii) the preparation and implementation of any closure, remedial, corrective action or other plans required or necessary under Environmental Laws and (iii) any environmental or toxic tort (including, without limitation, personal injury or property damage claims) pre-trial, trial or appellate legal or litigation support work;

but only to the extent that such violation complained of under clause (a), or such events or conditions included in clause (b), occurred before the Closing Date; and, provided, that in no event shall Losses to the extent arising from a change in any Environmental Law after the Closing Date be deemed “Covered Environmental Losses.”

“Eni” means Eni Trading and Shipping S.p.A., the charterer of the Hull 2531 and the Hull 2532 after their respective completion and delivery by HHI.

“Environmental Laws” means all international, federal, state, foreign and local laws, statutes, rules, regulations, treaties, conventions, orders, judgments and ordinances having the force and effect of law and relating to protection of natural resources, health and safety and the environment, each in effect and as amended through the Closing Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Offer Negotiation Period” has the meaning given such term in Section 5.2(c).

“Five-Year Vessel” means any shuttle tanker operating under a charter for five or more years, together with the related charter.

“General Partner” is defined in the introduction to this Agreement.

“Hazardous Substances” means (a) each substance defined, designated or classified as a hazardous waste, hazardous substance, hazardous material, solid waste, contaminant or toxic substance under Environmental Laws; (b) petroleum and petroleum products, including crude oil and any fractions thereof; (c) natural gas, synthetic gas and any mixtures thereof; (d) any radioactive material; and (e) any asbestos-containing materials in a friable condition.

“HHI” means Hyundai Heavy Industries, which is building the newbuilds the Carmen Knutsen, the Hull 2531, the Hull 2532 and the Hull 2575.

“Hull 574” means the shuttle tanker being built by Cosco that is scheduled for delivery in 2014.

“Hull 574 Interests” means all of KNOT’s rights, title and interests in the Hull 574, including the shares of capital stock, limited liability company interests, limited partnership interests or any other interests in any KNOT Entity holding interests in the Hull 574 and including any charters or other agreements relating to the operation of the Hull 574 then in effect.

“Hull 2531” means the shuttle tanker being built by HHI that is scheduled for delivery in the third quarter of 2013.

“Hull 2531 Interests” means all of KNOT’s rights, title and interests in the Hull 2531, including the shares of capital stock, limited liability company interests, limited partnership interests or any other interests in any KNOT Entity holding interests in the Hull 2531 and including any charters or other agreements relating to the operation of the Hull 2531 then in effect.

“Hull 2532” means the shuttle tanker being built by HHI that is scheduled for delivery in the third quarter of 2013.

“Hull 2532 Interests” means all of KNOT’s rights, title and interests in the Hull 2532, including the shares of capital stock, limited liability company interests, limited partnership interests or any other interests in any KNOT Entity holding interests in the Hull 2532 and including any charters or other agreements relating to the operation of the Hull 2532 then in effect.

“Hull 2575” means the shuttle tanker being built by HHI that is scheduled for delivery in the fourth quarter of 2013.

“Hull 2575 Interests” means all of KNOT’s rights, title and interests in the Hull 2575, including the shares of capital stock, limited liability company interests, limited partnership interests or any other interests in any KNOT Entity holding interests in the Hull 2575 and including any charters or other agreements relating to the operation of the Hull 2575 then in effect.

“KNOT” is defined in the introduction to this Agreement.

“KNOT Entities” means KNOT and any Person controlled, directly or indirectly, by KNOT, other than the Partnership Entities.

“KNOT Potential Transferee” has the meaning given such term in Section 5.2(b).

“KNOT Sale Assets” has the meaning given such term in Section 5.2(b).

“KNOT Transfer Notice” has the meaning given such term in Section 5.2(b).

“KNOT Transferring Party” has the meaning given such term in Section 5.2(b).

“Knutsen Shuttle Tankers 19” means Knutsen Shuttle Tankers 19, AS, the current party to the ship-building contract with Cosco for the Hull 574 and a wholly-owned subsidiary of Knutsen NYK Shuttle Tankers AS, a company jointly owned by TS Shipping Invest AS and Nippon Yusen Kaisha.

“Knutsen Shuttle Tankers 19 Interests” means all of ownership interests in Knutsen Shuttle Tankers 19, including all of the shares of capital stock, limited liability company interests, limited partnership interests or any other interests in Knutsen Shuttle Tankers 19.

“Losses” means losses, damages, liabilities, claims, demands, causes of action, judgments, settlements, fines, penalties, costs and expenses (including, without limitation, court costs and reasonable attorneys’ and experts’ fees) of any and every kind or character; provided, however, that such term shall not include any special, indirect, incidental or consequential damages.

“MLP” is defined in the introduction to this Agreement.

“MLP Agreement” means the First Amended and Restated Agreement of Limited Partnership of the MLP, dated as of            , 2013, as such agreement is in effect on the Closing Date, to which reference is hereby made for all purposes of this Agreement. No amendment or modification to the MLP Agreement subsequent to the Closing Date shall be given effect for purposes of this Agreement unless consented to by each of the Parties to this Agreement.

“Non-Five-Year Vessel” means any shuttle tanker that is not a Five-Year Vessel.

“Offer” has the meaning given such term in Section 4.1.

“Offered Assets” has the meaning given such term in Section 4.1.

“Offeree” has the meaning given such term in Section 4.1.

“Offer Period” has the meaning given such term in Section 4.1(b)(i).

“Parties” means the parties to this Agreement and their successors and permitted assigns.

“Partnership Entities” means the General Partner, the MLP and any Person controlled by the General Partner or the MLP.

“Partnership Group” means the MLP and any Person controlled by the MLP.

“Partnership Group Member” means any Person in the Partnership Group.

“Partnership Potential Transferee” has the meaning given such term in Section 5.2(a).

“Partnership Sale Assets” has the meaning given such term in Section 5.2(a).

“Partnership Transfer Notice” has the meaning given such term in Section 5.2(a).

“Partnership Transferring Party” has the meaning given such term in Section 5.2(a).

“Person” means an individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or any other entity.

“Potential Transferee” has the meaning given such term in Section 5.2(b).

“Repsol” means Repsol YPF Trading y Transporte, S.A., the charterer of the Carmen Knutsen.

“Repsol Sinopec” means Repsol Sinopec Brasil BV, the charterer of the Hull 574 after its completion and delivery from Cosco.

“Sale Assets” has the meaning given such term in Section 5.2(b).

“Standard Marine” means Standard Marine Tønsberg AS, the charterer of the Hull 2575 after its completion and delivery from HHI.

“Statoil” means Statoil ASA.

“Transfer” means any transfer, assignment, sale or other disposition of any Non-Five-Year Vessel by a KNOT Entity or of any Five-Year Vessel or Non-Five-Year

Vessel by a Partnership Group Member; provided, however, that such term shall not include: (a) transfers, assignments, sales or other dispositions from a KNOT Entity to another KNOT Entity, or from a Partnership Group Member to another Partnership Group Member; (b) transfers, assignments, sales or other dispositions pursuant to the terms of any related charter or other agreement with a charter party; (c) transfers, assignments, sales or other dispositions pursuant to Articles II or III of this Agreement; or (d) grants of security interests in or mortgages or liens on such Five-Year Vessels or Non-Five-Year Vessels in favor of a bona fide third party lender (but not the foreclosing of any such security interest, mortgage or lien).

“Transfer Notice” has the meaning given such term in Section 5.2(b).

“Transferring Party” has the meaning given such term in Section 5.2(b).

“Voting Securities” means securities of any class of Person entitling the holders thereof to vote in the election of members of the board of directors or other similar governing body of the Person.

“Windsor Knutsen” means the vessel built in 2007 and retrofitted from a conventional crude oil tanker to a shuttle tanker in 2001, and that is currently operating under the Windsor Knutsen Charter.

“Windsor Knutsen Charter” means the Time Charter of Windsor Knutsen, dated as of April 6, 2010, between Knutsen OAS and Brazil Shipping, relating to the Windsor Knutsen.

ARTICLE II

FIVE-YEAR VESSEL RESTRICTED BUSINESS OPPORTUNITIES

Section 2.1 Five-Year Vessel Restricted Businesses. Subject to Section 14.4 and except as permitted by Section 2.2, each of the KNOT Entities shall be prohibited from acquiring, owning, operating or chartering Five-Year Vessels.

Section 2.2 Permitted Exceptions. Notwithstanding any provision of Section 2.1 to the contrary, the restrictions in this Agreement shall not prevent any KNOT Entity from:

(a) acquiring, owning, operating or chartering any Non-Five-Year Vessel;

(b) acquiring one or more Five-Year Vessels if such KNOT Entity offers to sell to the vessel to the MLP for the acquisition price plus any Break-up Costs in accordance with the procedures set forth in Section 4.1;

(c) putting a Non-Five-Year Vessel under charter for five or more years if such KNOT Entity offers to sell the vessel to the MLP for fair market value (x) after the time it becomes a Five-Year Vessel and (y) at each renewal or extension of that charter for five or more years, in each case in accordance with the procedures set forth in Section 4.1;

(d) acquiring one or more Five-Year Vessels as part of the acquisition of a controlling interest in a business or package of assets and owning, operating or chartering such Five-Year Vessel(s); provided, however, that:

(i) if less than a majority of the value of the business or assets acquired is attributable to Five-Year Vessels, as determined in good faith by KNOT’s board of directors, the KNOT Entity must offer to sell such Five-Year Vessel(s) to the MLP for their fair market value plus any Break-up Costs in accordance with the procedures set forth in Section 4.1; and

(ii) if a majority or more of the value of the business or assets acquired is attributable to Five-Year Vessels, as determined in good faith by KNOT’s board of directors, KNOT shall notify the MLP of the proposed acquisition in writing. The MLP shall, not later than the 30th calendar day following receipt of such notice, notify KNOT if it or any other Partnership Group Member wishes to acquire any Five-Year Vessel forming part of that business or package of assets in cooperation and simultaneously with the KNOT Entity acquiring the Non-Five-Year Vessels forming part of that business or package of assets. If the MLP does not notify KNOT of its intent to pursue the acquisition within such 30 calendar days, the KNOT Entity may proceed with the acquisition and then offer to sell such vessels to the MLP as provided in subsection (i) above;

(e) acquiring up to a 9.9% equity ownership, voting or profit participation interest in any company, business or pool of assets;

(f) acquiring, owning, operating or chartering any Five-Year Vessel if the MLP does not fulfill its obligation to purchase such Five-Year Vessel in accordance with the terms of any existing or future agreement;

(g) acquiring, owning, operating or chartering any Five-Year Vessel that is subject to an offer to purchase by a Partnership Group Member as described in paragraphs (b), (c) and (d) above, in each case pending the offer of such Five-Year Vessel to the MLP and the MLP’s determination pursuant to Section 4.1 whether to purchase the Five-Year Vessel and, if the MLP has determined to purchase or to cause any Partnership Group Member to purchase such Five-Year Vessel, pending the closing of such purchase;

(h) providing ship management services relating to any vessel;

(i) owning or operating any Five-Year Vessel that KNOT owns on the Closing Date and that is not part of the Partnership Group’s initial fleet on the Closing Date; or

(j) acquiring, owning, operating or chartering any Five-Year Vessel if the MLP has previously advised KNOT that it consents to such acquisition, operation or charter.

ARTICLE III

NON-FIVE-YEAR VESSEL RESTRICTED BUSINESS OPPORTUNITIES

Section 3.1 Non-Five-Year Vessel Restricted Businesses. Subject to Section 14.4 and except as permitted by Section 3.2, each Partnership Group Member shall be prohibited from acquiring, owning, operating or chartering Non-Five-Year Vessels.

Section 3.2 Permitted Exceptions. Notwithstanding any provision of Section 3.1 to the contrary, the restrictions in this Agreement shall not prevent any Partnership Group Member from:

(a) owning, operating or chartering any Non-Five-Year Vessel that was previously a Five-Year Vessel while owned by any Partnership Group Member;

(b) acquiring one or more Non-Five-Year Vessels as part of the acquisition of a controlling interest in a business or package of assets and owning, operating or chartering those Non-Five-Year Vessels; provided, however, that:

(i) if less than a majority of the value of the business or assets acquired is attributable to Non-Five-Year Vessels, as determined in good faith by the Board, such Partnership Group Member must offer to sell such Non-Five-Year Vessels to KNOT for their fair market value plus any applicable Break-up Costs in accordance with the procedures set forth in Section 4.1; and

(ii) if a majority or more of the value of the business or assets acquired is attributable to Non-Five-Year Vessels, as determined in good faith by the Board, the MLP shall notify KNOT of the proposed acquisition in writing. KNOT shall, not later than the 30th calendar day following receipt of such notice, notify the MLP if it or any other KNOT Entity wishes to acquire any Non-Five-Year Vessel forming part of that business or package of assets in cooperation and simultaneously with the Partnership Group Member acquiring the Five-Year Vessels forming part of that business or package of assets. If KNOT does not notify the MLP of its intent to pursue the acquisition within such 30 calendar days, the Partnership Group Member may proceed with the acquisition and then offer to sell such Non-Five-Year Vessels to KNOT as provided in subsection (i) above;

(c) acquiring, owning, operating or chartering any Non-Five-Year Vessel that is subject to an offer to purchase by a KNOT Entity as described in paragraph (b) above pending the offer of such Non-Five-Year Vessel to KNOT and KNOT’s determination pursuant to Section 4.1 whether to purchase the Five-Year Vessel and, if KNOT has determined to purchase or cause any KNOT Entity to purchase such Five-Year Vessel, pending the closing of such purchase; or

(d) acquiring, owning, operating or chartering Non-Five-Year Vessels if KNOT has previously advised the MLP that it consents to such acquisition, ownership, operation or charter.

ARTICLE IV

BUSINESS OPPORTUNITIES PROCEDURES

Section 4.1 Procedures. In the event that (a) a Partnership Group Member acquires, operates or puts under charter Non-Five-Year Vessels in accordance with Section 3.2(b)(i), or (b) a KNOT Entity acquires, operates or puts under charter Five-Year Vessels in accordance with Section 2.2(b), (c) or (d)(i), then simultaneously or in any event not later than 30 calendar days after the consummation of the acquisition or the commencement of operations or charter, such acquiring Party (the “Acquiring Party”) shall notify (i) KNOT, in the case of an acquisition by a Partnership Group Member or (ii) the Board, in the case of an acquisition by a KNOT Entity, and offer such party to be notified (each an “Offeree”) the opportunity for any KNOT Entity or Partnership Group Member, as applicable, to purchase such Non-Five-Year Vessels or Five-Year Vessels, as applicable (the “Offered Assets”), for their fair market value (or, in the case of an acquisition in accordance with Section 2.2(b), the acquisition price) plus, in the case of an acquisition in accordance with Sections 2.2(b), 2.2(d)(i) or 3.2(b)(i), any applicable Break-up Costs, in each case on commercially reasonable terms in accordance with this Section 4.1 (the “Offer”). The Offer shall set forth the Acquiring Party’s proposed terms relating to the purchase of the Offered Assets by the applicable KNOT Entity or Partnership Group Member, including any liabilities to be assumed by the applicable KNOT Entity or Partnership Group Member as part of the Offer. As soon as practicable after the Offer is made, the Acquiring Party will deliver to the Offeree all information prepared by or on behalf of or in the possession of such Acquiring Party relating to the Offered Assets and reasonably requested by the Offeree. As soon as practicable, but in any event, within 30 calendar days after receipt of the Offer, the Offeree shall notify the Acquiring Party in writing that either:

(a) KNOT has elected not to purchase (or not to cause any of its permitted Affiliates to purchase) or the Board has elected not to cause any Partnership Group Member to purchase, as applicable, such Offered Assets, in which event the Acquiring Party and its Affiliates shall, subject to the other terms of this Agreement (including Section 2.2(b)), be forever free, subject to the provisions of this Agreement, to continue to own, operate and charter such Offered Assets; or

(b) KNOT has elected to purchase (or to cause any of its permitted Affiliates to purchase) or the Board has elected to cause any Partnership Group Member to purchase, as applicable, such Offered Assets, in which event the following procedures shall be followed:

(i) After the receipt of the Offer by the Offeree, the Acquiring Party and the Offeree shall negotiate in good faith regarding the fair market value (and any applicable Break-up Costs) of the Offered Assets that are subject to the Offer and the other terms of the Offer on which the Offered Assets will be sold to the applicable KNOT Entity or Partnership Group Member. If the Acquiring Party and the Offeree agree on the fair market value (and any applicable Break-up Costs) of the Offered Assets that are subject to the Offer and the other terms of the Offer during the 30-day period (the “Offer Period”) after receipt by the Acquiring Party of KNOT’s election to purchase (or election to cause any of its permitted Affiliates to purchase) or of the Board’s election to cause any

Partnership Group Member to purchase, as applicable, the Offered Assets, KNOT shall purchase (or cause any of its permitted Affiliates to purchase) or the Board shall cause any Partnership Group Member to purchase, as applicable, the Offered Assets on such terms as soon as commercially practicable after such agreement has been reached.

(ii) If the Acquiring Party and the Offeree are unable to agree on the fair market value (and any applicable Break-up Costs) of the Offered Assets that are subject to the Offer or on any other terms of the Offer during the Offer Period, the Acquiring Party and the Offeree will engage a mutually-agreed-upon investment banking firm, ship broker or other expert advisor prior to the end of the Offer Period to determine the fair market value of the Offered Assets and/or the other terms on which the Acquiring Party and the Offeree are unable to agree. In determining the fair market value of the Offered Assets and other terms on which the Offered Assets are to be sold, the investment banking firm, ship broker or other expert advisor, as applicable, will have access to the proposed sale and purchase values and terms for the Offer submitted by the Acquiring Party and the Offeree, respectively, and to all information prepared by or on behalf of the Acquiring Party relating to the Offered Assets and reasonably requested by such investment banking firm, ship broker or other expert advisor. Such investment banking firm, ship broker or other expert advisor will determine the fair market value (and any applicable Break-up Costs) of the Offered Assets and/or the other terms on which the Acquiring Party and the Offeree are unable to agree within 30 calendar days of its engagement and furnish the Acquiring Party and the Offeree its determination. The fees and expenses of the investment banking firm, ship broker or other expert advisor, as applicable, will be divided equally between the Acquiring Party and the Offeree. Upon receipt of such determination, the Offeree will have the option, but not the obligation:

(A) in the case that the Offeree is KNOT, to purchase or cause any of its permitted Affiliates to purchase, or in the case that the Offeree is the Board, to cause any Partnership Group Member to purchase the Offered Assets for the fair market value (and any applicable Break-up Costs), and on the other terms determined by the ship broker or investment banking firm, as soon as commercially practicable after determinations have been made; or

(B) in the case that the Offeree is KNOT, to elect not to cause any of its permitted Affiliates to purchase, or in the case that the Offeree is the Board, not to cause any Partnership Group Member to purchase such Offered Assets, in which event the Acquiring Party and its Affiliates shall, subject to the other terms of this Agreement, be forever free to continue to own and operate such Offered Assets.

Section 4.2 Scope of Prohibition. If any Party or its Affiliates engages in the ownership or operation of Five-Year Vessels in the case of a KNOT Entity, or Non-Five-Year Vessels in the case of a Partnership Group Member, pursuant to any of the exceptions described in Sections 2.2 or 3.2, as applicable, the Party and its Affiliates may not subsequently expand that portion of their business other than pursuant to the exceptions contained in such Sections 2.2 or 3.2. Except as otherwise provided in this Agreement or the MLP Agreement, each Party and its Affiliates shall be free to engage in any business activity whatsoever, including those that may be in direct competition with the KNOT Entities or the Partnership Group Members.

Section 4.3 Enforcement. Each Party agrees and acknowledges that the other Parties do not have an adequate remedy at law for the breach by any such Party of its covenants and agreements set forth in this Article IV, and that any breach by any such Party of its covenants and agreements set forth in this Article IV would result in irreparable injury to such other Parties. Each Party further agrees and acknowledges that any other Party may, in addition to the other remedies which may be available to such other Party, file a suit in equity to enjoin such Party from such breach, and consent to the issuance of injunctive relief to enforce the provisions of Article IV of this Agreement.

ARTICLE V

RIGHTS OF FIRST OFFER

Section 5.1 Rights of First Offer.

(a) The Partnership Group hereby grants KNOT a right of first offer on any proposed Transfer by any Partnership Group Member of any Five-Year Vessels or any Non-Five-Year Vessels owned or acquired by any Partnership Group Member.

(b) The KNOT Entities hereby grant the MLP a right of first offer on any proposed Transfer of any Five-Year Vessels owned or acquired by any KNOT Entity.

(c) The Parties acknowledge that all potential Transfers of Five-Year Vessels or Non-Five-Year Vessels pursuant to this Article V are subject to obtaining any and all written consents of governmental authorities and other non-affiliated third parties and to the terms of all existing agreements in respect of such Five-Year Vessels or Non-Five-Year Vessels, as applicable.

Section 5.2 Procedures for Rights of First Offer.

(a) In the event that a Partnership Group Member (a “Partnership Transferring Party”) proposes to Transfer any Non-Five-Year Vessels (the “Partnership Sale Assets”), prior to engaging in any negotiation for such Transfer with any non-affiliated third party or otherwise offering to Transfer the Partnership Sale Assets to any non-affiliated third party, such Partnership Transferring Party shall give KNOT (a “Partnership Potential Transferee”), written notice setting forth all material terms and conditions (including, without limitation, the purchase price or the terms of the charter agreement and a description of the Partnership Sale Asset(s) on which such Partnership Transferring Party desires to Transfer the Partnership Sale Assets) (a “Partnership Transfer Notice”).

(b) In the event that a KNOT Entity (a “KNOT Transferring Party” and, together with a Partnership Transferring Party, a “Transferring Party”) proposes to Transfer any Five-Year Vessels (the “KNOT Sale Assets” and, together with the Partnership Sale Assets, the “Sale Assets”), prior to engaging in any negotiation for such Transfer with any non-affiliated third party or otherwise offering to Transfer the KNOT Sale Assets to any non-affiliated third party, such KNOT Transferring Party shall give the MLP (a “KNOT Potential Transferee” and, together with a Partnership Potential Transferee, a “Potential Transferee”), written notice setting forth all material terms and conditions (including, without limitation, the purchase price or the terms of the charter agreement and a description of the KNOT Sale Asset(s) on which such KNOT Transferring Party desires to Transfer the KNOT Sale Assets) (a “KNOT Transfer Notice” and, together with a Partnership Transfer Notice, each a “Transfer Notice”).

(c) After delivery of a Transfer Notice, the Transferring Party then shall be obligated to negotiate in good faith for a 30-day period following the delivery by the Transferring Party of the Transfer Notice (the “First Offer Negotiation Period”) to reach an agreement for the Transfer of such Sale Assets to the Potential Transferee or any of its Affiliates on the terms and conditions set forth in the Transfer Notice. If no such agreement with respect to the Sale Assets is reached during the First Offer Negotiation Period, and the Transferring Party has not Transferred, or agreed in writing to Transfer, such Sale Assets to a third party within 180 calendar days after the end of the First Offer Negotiation Period on terms generally no less favorable to the Transferring Party than those included in the Transfer Notice, then the Transferring Party shall not thereafter Transfer any of the Sale Assets without first offering such assets to the applicable Potential Transferee in the manner provided above.

ARTICLE VI

CARMEN KNUTSEN INTERESTS PURCHASE OPTION

Section 6.1 Option to Purchase the Carmen Knutsen Interests.

(a) KNOT hereby grants to the Partnership Group the unconditional right and option to purchase for fair market value at any time within 24 months after the Closing Date, all of the Carmen Knutsen Interests.

(b) The Parties acknowledge that the potential transfer of the Carmen Knutsen Interests pursuant to this Article VI is subject to obtaining any and all written consents of governmental authorities and other third parties and to the terms of all agreements existing as of the date hereof in respect of the Carmen Knutsen Interests including, without limitation, any rights of first refusal of the parties to such agreements to purchase the Carmen Knutsen Interests. KNOT hereby covenants and agrees to use its reasonable efforts to obtain any such consents required to be obtained by it in connection with the transfer of the Carmen Knutsen Interests pursuant to this Article VI.

Section 6.2 Procedures.

(a) If a Partnership Group Member decides to exercise the option to purchase the Carmen Knutsen Interests, it will provide, within 24 months of the Closing Date, written notice to KNOT of such exercise, the fair market value it proposes to pay for the Carmen

Knutsen Interests, and the other material terms of the purchase. The decision to purchase the Carmen Knutsen Interests, the fair market value to be paid for the Carmen Knutsen Interests, and the other terms of the purchase shall be approved by the Conflicts Committee. If the Partnership Group Member and KNOT are unable to agree on the fair market value of the Carmen Knutsen Interests and/or the other material terms, the Partnership Group Member and KNOT shall engage a mutually-agreed-upon investment banking firm, ship broker or other expert advisor to determine the fair market value of the Carmen Knutsen Interests and/or the other material terms on which the Partnership Group Member and KNOT are unable to agree. In determining the fair market value of the Carmen Knutsen Interests and/or the other material terms on which the Carmen Knutsen Interests are to be sold, the investment banking firm, ship broker or other expert advisor, as applicable, will have access to the proposed sale and purchase values and terms for the offer submitted by the Partnership Group Member and KNOT, respectively, and to all information prepared by or on behalf of the Partnership Group Member and KNOT with respect to the Carmen Knutsen Interests and reasonably requested by such investment banking firm, ship broker or other expert advisor. Such investment banking firm, ship broker or other expert advisor will determine the fair market value of the Carmen Knutsen Interests and/or the other terms on which the Partnership Group Member and KNOT are unable to agree within 30 calendar days of its engagement and furnish the Partnership Group Member and KNOT its determination. The fees and expenses of the investment banking firm, ship broker or other expert advisor, as applicable, will be divided equally between the Partnership Group Member and KNOT. Upon receipt of such determination, the Partnership Group Member will have the option, but not the obligation in to purchase the Carmen Knutsen Interests for the fair market value and on the other terms determined by the investment banking firm, ship broker or other expert advisor, as soon as commercially practicable after determinations have been made.

(b) If a Partnership Group Member chooses to exercise its option to purchase the Carmen Knutsen Interests, the applicable parties shall enter into a purchase and sale agreement for the purchase and sale of the Carmen Knutsen Interests pursuant to which KNOT shall be obligated to sell the Carmen Knutsen Interests to the Partnership Group Member and the Partnership Group Member shall be obligated to purchase the Carmen Knutsen Interests from KNOT. The terms of the purchase and sale agreement will include the following:

(i) the Partnership Group Member will deliver a cash purchase price (unless the Partnership Group Member and KNOT agree that the consideration will be paid by means of equity of the MLP, an interest-bearing promissory note or other form of consideration);

(ii) the Partnership Group will be entitled to the benefit of the indemnification contained in Article XIII of this Agreement for the remaining term of such indemnification with respect to events or conditions associated with the operation of the Carmen Knutsen and occurring before the date of acquisition of the Carmen Knutsen Interests by the Partnership Group Member;

(iii) KNOT will provide customary representations and warranties with respect to title to the Carmen Knutsen Interests and any other such matters as the Partnership Group Member may approve, which approval will not be unreasonably withheld;

(iv) KNOT will grant to the Partnership Group Member the right, exercisable at the Partnership Group Member’s risk and expense, to make such surveys, tests and inspections of the Carmen Knutsen as the Partnership Group Member may deem desirable, so long as such surveys, tests or inspections do not damage the Carmen Knutsen or interfere with the activities of the KNOT Entities or Repsol thereon and so long as the Partnership Group Member has furnished KNOT with evidence that adequate liability insurance is in full force and effect;

(v) the Partnership Group Member will have the right to terminate its obligation to purchase the Carmen Knutsen under this Article VI and the related purchase and sale agreement if the results of any searches, surveys, tests or inspections conducted pursuant to paragraph (iv) above are, in the reasonable opinion of the Partnership Group, unsatisfactory; and

(vi) neither KNOT nor the applicable Partnership Group Member shall have any obligation to sell or buy the Carmen Knutsen if any of the consents referred to in Section 6.1(b) above have not been obtained.

(c) If a Partnership Group Member chooses or is deemed to have chosen not to exercise its option to purchase the Carmen Knutsen at the price determined by the investment banking firm, ship broker or other expert advisor under Section 6.2 (a), all future rights to purchase the Carmen Knutsen Interests by the Partnership Group will be extinguished.

ARTICLE VII

HULL 574 INTERESTS PURCHASE OPTION

Section 7.1 Option to Purchase the Hull 574 Interests.

(a) KNOT hereby grants to the Partnership Group the unconditional right and option to purchase for fair market value at any time within 24 months after KNOT notifies the Board pursuant to Section 8.2(a) that the Hull 574 has been accepted by Repsol Sinopec, all of the Hull 574 Interests.

(b) The Parties acknowledge that the potential transfer of the Hull 574 Interests pursuant to this Article VII is subject to obtaining any and all written consents of governmental authorities and other third parties and to the terms of all agreements existing as of the date hereof in respect of the Hull 574 Interests including, without limitation, any rights of first refusal of the parties to such agreements to purchase the Hull 574 Interests. KNOT hereby covenants and agrees to use its reasonable efforts to obtain any such consents required to be obtained by it in connection with the transfer of the Hull 574 Interests pursuant to this Article VII.

Section 7.2 Procedures.

(a) Not later than 30 calendar days after the date of acceptance of the Hull 574 by Repsol Sinopec, KNOT shall notify the Board and offer the Board the opportunity to cause any Partnership Group Member to purchase the Hull 574 Interests for fair market value pursuant to Section 7.1(a).

(b) If a Partnership Group Member decides to exercise the option to purchase the Hull 574 Interests, it will provide, within 24 months of receipt of notice pursuant to Section 7.2(a), written notice to KNOT of such exercise, the fair market value it proposes to pay for the Hull 574 Interests, and the other material terms of the purchase. The decision to purchase the Hull 574 Interests, the fair market value to be paid for the Hull 574 Interests, and the other terms of the purchase shall be approved by the Conflicts Committee. If the Partnership Group Member and KNOT are unable to agree on the fair market value of the Hull 574 Interests and/or the other material terms, the Partnership Group Member and KNOT shall engage a mutually-agreed-upon investment banking firm, ship broker or other expert advisor to determine the fair market value of the Hull 574 Interests and/or the other material terms on which the Partnership Group Member and KNOT are unable to agree. In determining the fair market value of the Hull 574 Interests and/or the other material terms on which the Hull 574 Interests are to be sold, the investment banking firm, ship broker or other expert advisor, as applicable, will have access to the proposed sale and purchase values and terms for the offer submitted by the Partnership Group Member and KNOT, respectively, and to all information prepared by or on behalf of the Partnership Group Member and KNOT with respect to the Hull 574 Interests and reasonably requested by such investment banking firm, ship broker or other expert advisor. Such investment banking firm, ship broker or other expert advisor will determine the fair market value of the Hull 574 Interests and/or the other terms on which the Partnership Group Member and KNOT are unable to agree within 30 calendar days of its engagement and furnish the Partnership Group Member and KNOT its determination. The fees and expenses of the investment banking firm, ship broker or other expert advisor, as applicable, will be divided equally between the Partnership Group Member and KNOT. Upon receipt of such determination, the Partnership Group Member will have the option, but not the obligation in to purchase the Hull 574 Interests for the fair market value and on the other terms determined by the investment banking firm, ship broker or other expert advisor, as soon as commercially practicable after determinations have been made.

(c) If a Partnership Group Member chooses to exercise its option to purchase the Hull 574 Interests under Section 7.2(b), the applicable parties shall enter into a purchase and sale agreement for the purchase and sale of the Hull 574 Interests pursuant to which KNOT shall be obligated to sell the Hull 574 Interests to the Partnership Group Member and the Partnership Group Member shall be obligated to purchase the Hull 574 Interests from KNOT. The terms of the purchase and sale agreement will include the following:

(i) the Partnership Group Member will deliver a cash purchase price (unless the Partnership Group Member and KNOT agree that the consideration will be paid by means of equity of the MLP, an interest-bearing promissory note or other form of consideration);

(ii) the Partnership Group will be entitled to the benefit of the indemnification contained in Article XIII of this Agreement for the remaining term of such indemnification with respect to events or conditions associated with the operation of the Hull 574 and occurring before the date of acquisition of the Hull 574 Interests by the Partnership Group Member; provided, however, that the remaining term of any such indemnification with respect to the Hull 574 shall be deemed to be not less than three years from the closing date of the acquisition of the Hull 574 Interests by the Partnership Group Member;

(iii) KNOT will provide customary representations and warranties with respect to title to the Hull 574 Interests and any other such matters as the Partnership Group Member may approve, which approval will not be unreasonably withheld;

(iv) KNOT will grant to the Partnership Group Member the right, exercisable at the Partnership Group Member’s risk and expense, to make such surveys, tests and inspections of the Hull 574 as the Partnership Group Member may deem desirable, so long as such surveys, tests or inspections do not damage the Hull 574 or interfere with the activities of the KNOT Entities or Repsol Sinopec thereon and so long as the Partnership Group Member has furnished KNOT with evidence that adequate liability insurance is in full force and effect;

(v) the Partnership Group Member will have the right to terminate its obligation to purchase the Hull 574 under this Article VII and the related purchase and sale agreement if the results of any searches, surveys, tests or inspections conducted pursuant to paragraph (iii) above are, in the reasonable opinion of the Partnership Group, unsatisfactory; and

(vi) neither KNOT nor the applicable Partnership Group Member shall have any obligation to sell or buy the Hull 574 if any of the consents referred to in Section 7.1(b) above have not been obtained.

(d) If a Partnership Group Member chooses or is deemed to have chosen not to exercise its option to purchase the Hull 574 Interests at the price determined by the investment banking firm, ship broker or other expert advisor under Section 7.1(b), all future rights to purchase the Hull 574 Interests by the Partnership Group will be extinguished.

ARTICLE VIII

HULL 2531 INTERESTS PURCHASE OPTION

Section 8.1 Option to Purchase the Hull 2531 Interests.

(a) KNOT hereby grants to the Partnership Group the unconditional right and option to purchase for fair market value at any time within 24 months after KNOT notifies the Board pursuant to Section 8.2(a) that the Hull 2531 has been accepted by Eni, all of the Hull 2531 Interests.

(b) The Parties acknowledge that the potential transfer of the Hull 2531 Interests pursuant to this Article VIII is subject to obtaining any and all written consents of governmental authorities and other third parties and to the terms of all agreements existing as of the date hereof in respect of the Hull 2531 Interests including, without limitation, any rights of first refusal of the parties to such agreements to purchase the Hull 2531 Interests. KNOT hereby covenants and agrees to use its reasonable efforts to obtain any such consents required to be obtained by it in connection with the transfer of the Hull 2531 Interests pursuant to this Article VIII.

Section 8.2 Procedures.

(a) Not later than 30 calendar days after the date of acceptance of the Hull 2531 by Eni, KNOT shall notify the Board and offer the Board the opportunity to cause any Partnership Group Member to purchase the Hull 2531 Interests for fair market value pursuant to Section 8.1(a).

(b) If a Partnership Group Member decides to exercise the option to purchase the Hull 2531 Interests, it will provide, within 24 months of receipt of notice pursuant to Section 8.2(a), written notice to KNOT of such exercise, the fair market value it proposes to pay for the Hull 2531 Interests, and the other material terms of the purchase. The decision to purchase the Hull 2531 Interests, the fair market value to be paid for the Hull 2531 Interests, and the other terms of the purchase shall be approved by the Conflicts Committee. If the Partnership Group Member and KNOT are unable to agree on the fair market value of the Hull 2531 Interests and/or the other material terms, the Partnership Group Member and KNOT shall engage a mutually-agreed-upon investment banking firm, ship broker or other expert advisor to determine the fair market value of the Hull 2531 Interests and/or the other material terms on which the Partnership Group Member and KNOT are unable to agree. In determining the fair market value of the Hull 2531 Interests and/or the other material terms on which the Hull 2531 Interests are to be sold, the investment banking firm, ship broker or other expert advisor, as applicable, will have access to the proposed sale and purchase values and terms for the offer submitted by the Partnership Group Member and KNOT, respectively, and to all information prepared by or on behalf of the Partnership Group Member and KNOT with respect to the Hull 2531 Interests and reasonably requested by such investment banking firm, ship broker or other expert advisor. Such investment banking firm, ship broker or other expert advisor will determine the fair market value of the Hull 2531 Interests and/or the other terms on which the Partnership Group Member and KNOT are unable to agree within 30 calendar days of its engagement and furnish the Partnership Group Member and KNOT its determination. The fees and expenses of the investment banking firm, ship broker or other expert advisor, as applicable, will be divided equally between the Partnership Group Member and KNOT. Upon receipt of such determination, the Partnership Group Member will have the option, but not the obligation in to purchase the Hull 2531 Interests for the fair market value and on the other terms determined by the investment banking firm, ship broker or other expert advisor, as soon as commercially practicable after determinations have been made.

(c) If a Partnership Group Member chooses to exercise its option to purchase the Hull 2531 Interests under Section 8.2(b), the applicable parties shall enter into a purchase and sale agreement for the purchase and sale of the Hull 2531 Interests pursuant to which KNOT shall be obligated to sell the Hull 2531 Interests to the Partnership Group Member and the Partnership Group Member shall be obligated to purchase the Hull 2531 Interests from KNOT. The terms of the purchase and sale agreement will include the following:

(i) the Partnership Group Member will deliver a cash purchase price (unless the Partnership Group Member and KNOT agree that the consideration will be paid by means of equity of the MLP, an interest-bearing promissory note or other form of consideration);

(ii) the Partnership Group will be entitled to the benefit of the indemnification contained in Article XIII of this Agreement for the remaining term of such indemnification with respect to events or conditions associated with the operation of the Hull 2531 and occurring before the date of acquisition of the

Hull 2531 Interests by the Partnership Group Member; provided, however, that the remaining term of any such indemnification with respect to the Hull 2531 shall be deemed to be not less than three years from the closing date of the acquisition of the Hull 2531 Interests by the Partnership Group Member;

(iii) KNOT will provide customary representations and warranties with respect to title to the Hull 2531 Interests and any other such matters as the Partnership Group Member may approve, which approval will not be unreasonably withheld;

(iv) KNOT will grant to the Partnership Group Member the right, exercisable at the Partnership Group Member’s risk and expense, to make such surveys, tests and inspections of the Hull 2531 as the Partnership Group Member may deem desirable, so long as such surveys, tests or inspections do not damage the Hull 2531 or interfere with the activities of the KNOT Entities or Eni thereon and so long as the Partnership Group Member has furnished KNOT with evidence that adequate liability insurance is in full force and effect;

(v) the Partnership Group Member will have the right to terminate its obligation to purchase the Hull 2531 under this Article VIII and the related purchase and sale agreement if the results of any searches, surveys, tests or inspections conducted pursuant to paragraph (iii) above are, in the reasonable opinion of the Partnership Group, unsatisfactory; and

(vi) neither KNOT nor the applicable Partnership Group Member shall have any obligation to sell or buy the Hull 2531 if any of the consents referred to in Section 8.1(b) above have not been obtained.

(d) If a Partnership Group Member chooses or is deemed to have chosen not to exercise its option to purchase the Hull 2531 Interests at the price determined by the investment banking firm, ship broker or other expert advisor under Section 8.2(b), all future rights to purchase the Hull 2531 Interests by the Partnership Group will be extinguished.

ARTICLE IX

HULL 2532 INTERESTS PURCHASE OPTION

Section 9.1 Option to Purchase the Hull 2532 Interests.

(a) KNOT hereby grants to the Partnership Group the unconditional right and option to purchase for fair market value at any time within 24 months after KNOT notifies the Board pursuant to Section 9.2(a) that the Hull 2532 has been accepted by Eni, all of the Hull 2532 Interests.

(b) The Parties acknowledge that the potential transfer of the Hull 2532 Interests pursuant to this Article IX is subject to obtaining any and all written consents of governmental authorities and other third parties and to the terms of all agreements existing as of the date hereof in respect of the Hull 2532 Interests including, without limitation, any rights of first refusal of the parties to such agreements to purchase the Hull 2532 Interests. KNOT hereby covenants and agrees to use its reasonable efforts to obtain any such consents required to be obtained by it in connection with the transfer of the Hull 2532 Interests pursuant to this Article IX.

Section 9.2 Procedures.

(a) Not later than 30 calendar days after the date of acceptance of the Hull 2532 by Eni, KNOT shall notify the Board and offer the Board the opportunity to cause any Partnership Group Member to purchase the Hull 2532 Interests for fair market value pursuant to Section 9.1(a).

(b) If a Partnership Group Member decides to exercise the option to purchase the Hull 2532 Interests, it will provide, within 24 months of receipt of notice pursuant to Section 9.2(a), written notice to KNOT of such exercise, the fair market value it proposes to pay for the Hull 2532 Interests, and the other material terms of the purchase. The decision to purchase the Hull 2532 Interests, the fair market value to be paid for the Hull 2532 Interests, and the other terms of the purchase shall be approved by the Conflicts Committee. If the Partnership Group Member and KNOT are unable to agree on the fair market value of the Hull 2532 Interests and/or the other material terms, the Partnership Group Member and KNOT shall engage a mutually-agreed-upon investment banking firm, ship broker or other expert advisor to determine the fair market value of the Hull 2532 Interests and/or the other material terms on which the Partnership Group Member and KNOT are unable to agree. In determining the fair market value of the Hull 2532 Interests and/or the other material terms on which the Hull 2532 Interests are to be sold, the investment banking firm, ship broker or other expert advisor, as applicable, will have access to the proposed sale and purchase values and terms for the offer submitted by the Partnership Group Member and KNOT, respectively, and to all information prepared by or on behalf of the Partnership Group Member and KNOT with respect to the Hull 2532 Interests and reasonably requested by such investment banking firm, ship broker or other expert advisor. Such investment banking firm, ship broker or other expert advisor will determine the fair market value of the Hull 2532 Interests and/or the other terms on which the Partnership Group Member and KNOT are unable to agree within 30 calendar days of its engagement and furnish the Partnership Group Member and KNOT its determination. The fees and expenses of the investment banking firm, ship broker or other expert advisor, as applicable, will be divided equally between the Partnership Group Member and KNOT. Upon receipt of such determination, the Partnership Group Member will have the option, but not the obligation in to purchase the Hull 2532 Interests for the fair market value and on the other terms determined by the investment banking firm, ship broker or other expert advisor, as soon as commercially practicable after determinations have been made.

(c) If a Partnership Group Member chooses to exercise its option to purchase the Hull 2532 Interests under Section 9.2(b), the applicable parties shall enter into a purchase and sale agreement for the purchase and sale of the Hull 2532 Interests pursuant to which KNOT shall be obligated to sell the Hull 2532 Interests to the Partnership Group Member and the Partnership Group Member shall be obligated to purchase the Hull 2532 Interests from KNOT. The terms of the purchase and sale agreement will include the following:

(i) the Partnership Group Member will deliver a cash purchase price (unless the Partnership Group Member and KNOT agree that the consideration will be paid by means of equity of the MLP, an interest-bearing promissory note or other form of consideration);

(ii) the Partnership Group will be entitled to the benefit of the indemnification contained in Article XIII of this Agreement for the remaining term of such indemnification with respect to events or conditions associated with the operation of the Hull 2532 and occurring before the date of acquisition of the Hull 2532 Interests by the Partnership Group Member; provided, however, that the remaining term of any such indemnification with respect to the Hull 2532 shall be deemed to be not less than three years from the closing date of the acquisition of the Hull 2532 Interests by the Partnership Group Member;

(iii) KNOT will provide customary representations and warranties with respect to title to the Hull 2532 Interests and any other such matters as the Partnership Group Member may approve, which approval will not be unreasonably withheld;

(iv) KNOT will grant to the Partnership Group Member the right, exercisable at the Partnership Group Member’s risk and expense, to make such surveys, tests and inspections of the Hull 2532 as the Partnership Group Member may deem desirable, so long as such surveys, tests or inspections do not damage the Hull 2532 or interfere with the activities of the KNOT Entities or Eni thereon and so long as the Partnership Group Member has furnished KNOT with evidence that adequate liability insurance is in full force and effect;

(v) the Partnership Group Member will have the right to terminate its obligation to purchase the Hull 2532 under this Article VIII and the related purchase and sale agreement if the results of any searches, surveys, tests or inspections conducted pursuant to paragraph (iii) above are, in the reasonable opinion of the Partnership Group, unsatisfactory; and

(vi) neither KNOT nor the applicable Partnership Group Member shall have any obligation to sell or buy the Hull 2532 if any of the consents referred to in Section 8.1(b) above have not been obtained.

(d) If a Partnership Group Member chooses or is deemed to have chosen not to exercise its option to purchase the Hull 2532 Interests at the price determined by the investment banking firm, ship broker or other expert advisor under Section 9.2(b), all future rights to purchase the Hull 2532 Interests by the Partnership Group will be extinguished.

ARTICLE X

HULL 2575 INTERESTS PURCHASE OPTION

Section 10.1 Option to Purchase the Hull 2575 Interests.

(a) KNOT hereby grants to the Partnership Group the unconditional right and option to purchase for fair market value at any time within 24 months after KNOT notifies the Board pursuant to Section 10.2(a) that the Hull 2575 has been accepted by Standard Marine, all of the Hull 2575 Interests.

(b) The Parties acknowledge that the potential transfer of the Hull 2575 Interests pursuant to this Article X is subject to obtaining any and all written consents of governmental authorities and other third parties and to the terms of all agreements existing as of the date hereof in respect of the Hull 2575 Interests including, without limitation, any rights of first refusal of the parties to such agreements to purchase the Hull 2575 Interests. KNOT hereby covenants and agrees to use its reasonable efforts to obtain any such consents required to be obtained by it in connection with the transfer of the Hull 2575 Interests pursuant to this Article X.

Section 10.2 Procedures.

(a) Not later than 30 calendar days after the date of acceptance of the Hull 2575 by Standard Marine, KNOT shall notify the Board and offer the Board the opportunity to cause any Partnership Group Member to purchase the Hull 2575 Interests for fair market value pursuant to Section 10.1(a).

(b) If a Partnership Group Member decides to exercise the option to purchase the Hull 2575 Interests, it will provide, within 24 months of receipt of notice pursuant to Section 10.2(a), written notice to KNOT of such exercise, the fair market value it proposes to pay for the Hull 2575 Interests, and the other material terms of the purchase. The decision to purchase the Hull 2575 Interests, the fair market value to be paid for the Hull 2575 Interests, and the other terms of the purchase shall be approved by the Conflicts Committee. If the Partnership Group Member and KNOT are unable to agree on the fair market value of the Hull 2575 Interests and/or the other material terms, the Partnership Group Member and KNOT shall engage a mutually-agreed-upon investment banking firm, ship broker or other expert advisor to determine the fair market value of the Hull 2575 Interests and/or the other material terms on which the Partnership Group Member and KNOT are unable to agree. In determining the fair market value of the Hull 2575 Interests and/or the other material terms on which the Hull 2575 Interests are to be sold, the investment banking firm, ship broker or other expert advisor, as applicable, will have access to the proposed sale and purchase values and terms for the offer submitted by the Partnership Group Member and KNOT, respectively, and to all information prepared by or on behalf of the Partnership Group Member and KNOT with respect to the Hull 2575 Interests and reasonably requested by such investment banking firm, ship broker or other expert advisor. Such investment banking firm, ship broker or other expert advisor will determine the fair market value of the Hull 2575 Interests and/or the other terms on which the Partnership Group Member and KNOT are unable to agree within 30 calendar days of its engagement and furnish the Partnership Group Member and KNOT its determination. The fees and expenses of the investment banking firm, ship broker or other expert advisor, as applicable, will be divided equally between the Partnership Group Member and KNOT. Upon receipt of such determination, the Partnership Group Member will have the option, but not the obligation in to purchase the Hull 2575 Interests for the fair market value and on the other terms determined by the investment banking firm, ship broker or other expert advisor, as soon as commercially practicable after determinations have been made.

(c) If a Partnership Group Member chooses to exercise its option to purchase the Hull 2575 Interests under Section 10.2(b), the applicable parties shall enter into a purchase and sale agreement for the purchase and sale of the Hull 2575 Interests pursuant to which KNOT shall be obligated to sell the Hull 2575 Interests to the Partnership Group Member and the Partnership Group Member shall be obligated to purchase the Hull 2575 Interests from KNOT. The terms of the purchase and sale agreement will include the following:

(i) the Partnership Group Member will deliver a cash purchase price (unless the Partnership Group Member and KNOT agree that the consideration will be paid by means of equity of the MLP, an interest-bearing promissory note or other form of consideration);

(ii) the Partnership Group will be entitled to the benefit of the indemnification contained in Article XIII of this Agreement for the remaining term of such indemnification with respect to events or conditions associated with the operation of the Hull 2575 and occurring before the date of acquisition of the Hull 2575 Interests by the Partnership Group Member; provided, however, that the remaining term of any such indemnification with respect to the Hull 2575 shall be deemed to be not less than three years from the closing date of the acquisition of the Hull 2575 Interests by the Partnership Group Member;

(iii) KNOT will provide customary representations and warranties with respect to title to the Hull 2575 Interests and any other such matters as the Partnership Group Member may approve, which approval will not be unreasonably withheld;

(iv) KNOT will grant to the Partnership Group Member the right, exercisable at the Partnership Group Member’s risk and expense, to make such surveys, tests and inspections of the Hull 2575 as the Partnership Group Member may deem desirable, so long as such surveys, tests or inspections do not damage the Hull 2575 or interfere with the activities of the KNOT Entities or Standard Marine thereon and so long as the Partnership Group Member has furnished KNOT with evidence that adequate liability insurance is in full force and effect;

(v) the Partnership Group Member will have the right to terminate its obligation to purchase the Hull 2575 under this Article X and the related purchase and sale agreement if the results of any searches, surveys, tests or inspections conducted pursuant to paragraph (iii) above are, in the reasonable opinion of the Partnership Group, unsatisfactory; and

(vi) neither KNOT nor the applicable Partnership Group Member shall have any obligation to sell or buy the Hull 2575 if any of the consents referred to in Section 10.1(b) above have not been obtained.

(d) If a Partnership Group Member chooses or is deemed to have chosen not to exercise its option to purchase the Hull 2575 Interests at the price determined by the investment banking firm, ship broker or other expert advisor under Section 10.2(b), all future rights to purchase the Hull 2575 Interests by the Partnership Group will be extinguished.

ARTICLE XI

GUARANTEES BY KNOT

Section 11.1 Guarantee Relating to the Bodil Knutsen. If at any time during the five years following the Closing Date, the Bodil Knutsen is not receiving from any charterer a rate of hire that is equal to or greater than the rate of hire then in effect and payable under the Bodil Knutsen Charter, then KNOT shall pay, or cause to be paid, to the owner of the Bodil Knutsen such rate of hire that would have been in effect and payable under the Bodil Knutsen Charter; provided, however, that in the event that for any period during such five years following the Closing Date the Bodil Knutsen is chartered to a charterer other than Statoil under a charter other than the Bodil Knutsen Charter and the rate of hire being paid by such charterer is lower than the rate of hire that would have been in effect and payable under the Bodil Knutsen Charter during any such period, then KNOT shall pay, or cause to be paid, to the owner of the Bodil Knutsen, the difference between the rate of hire that would have been in effect and payable under the Bodil Knutsen Charter during such period and the rate of hire that is then in effect and payable under the charter agreement with such other charterer.

Section 11.2 Guarantee Relating to the Windsor Knutsen. If at any time during the five years following the Closing Date, the Windsor Knutsen is not receiving from any charterer a rate of hire that is equal to or greater than the rate of hire then in effect and payable under the Windsor Knutsen Charter, then KNOT shall pay, or cause to be paid, to the owner of the Windsor Knutsen such rate of hire that would have been in effect and payable under the Windsor Knutsen Charter; provided, however, that in the event that for any period during such five years following the Closing Date the Windsor Knutsen is chartered to a charterer other than BG under a charter other than the Windsor Knutsen Charter and the rate of hire being paid by such charterer is lower than the rate of hire that would have been in effect and payable under the Windsor Knutsen Charter during any such period, then KNOT shall pay, or cause to be paid, to the owner of the Windsor Knutsen, the difference between the rate of hire that would have been in effect and payable under the Windsor Knutsen Charter during such period and the rate of hire that is then in effect and payable under the charter agreement with such other charterer; provided, further, that for purposes of this Section 11.2, the rate of hire that would have been in effect and payable under the Windsor Knutsen Charter during the period between the final termination date of the Windsor Knutsen Charter (assuming that all extension options thereunder would have been exercised) and the last day of the five-year period following the Closing Date (inclusive) shall be deemed to have been the rate of hire that would have been in effect and payable during the last option extension period under the Windsor Knutsen Charter (assuming that all extension options thereunder would have been exercised).

ARTICLE XII

KNOT OPTION TO PURCHASE KNUTSEN SHUTTLE TANKERS 19 INTERESTS

Section 12.1 Exercise of KNOT Option to Purchase Knutsen Shuttle Tankers 19 Interests. Knot shall exercise its option to purchase the Knutsen Shuttle Tankers 19 Interests from TS Shipping Invest AS and Nippon Yusen Kaisha, on, or prior to, the date of acceptance of the Hull 574 by Repsol Sinopec.

ARTICLE XIII

INDEMNIFICATION

Section 13.1 KNOT Indemnification. Subject to the provisions of Section 13.2 and Section 13.3, KNOT shall indemnify, defend and hold harmless the Partnership Group from and against: (a) any Covered Environmental Losses relating to the assets contributed by the KNOT Entities to the Partnership Group prior to or on the Closing Date (the “Contribution Assets”) to the extent that KNOT is notified by the MLP of any such Covered Environmental Losses within five years after the Closing Date; (b) Losses to the Partnership Group arising from (i) the failure of the Partnership Group, immediately after the Closing Date, to be the owner of such valid leasehold interests or fee ownership interests in and to the Contribution Assets as are necessary to enable the Partnership Entities to own and operate the Contribution Assets in substantially the same manner that the Contribution Assets were owned and operated by the KNOT Entities immediately prior to the respective dates on which each such Contribution Asset was acquired by the Partnership Entities or (ii) the failure of the Partnership Entities to have by the Closing Date any consent or governmental permit necessary to allow the Partnership Entities to own or operate the Contribution Assets in substantially the same manner that the Contribution Assets were owned and operated by the KNOT Entities immediately prior to the respective dates on which each such Contribution Asset was acquired by the Partnership Entities, in each of clauses (i) and (ii) above, to the extent that KNOT is notified by the MLP of such Losses within three years after the Closing Date; and (c) all federal, state, foreign and local income tax liabilities attributable to the operation of the Contribution Assets prior to the Closing Date, including any such income tax liabilities of the KNOT Entities that may result from the consummation of the formation transactions for the Partnership Group and the MLP, but excluding any federal, state, foreign and local income taxes reserved on the books of the Partnership Group on the Closing Date or any taxes occurred upon the entrance of any of the Contribution Assets into the Norwegian tonnage tax regime.

Section 13.2 Limitation Regarding Indemnification. The aggregate liability of KNOT under Section 13.1(a) above shall not exceed $5,000,000. Furthermore, no claim may be made against KNOT for indemnification pursuant to Section 13.1(a), unless the aggregate dollar amount of all claims for indemnification pursuant to such section shall exceed $500,000, in which case KNOT shall be liable for claims for indemnification only to the extent such aggregate amount exceeds $500,000.

Section 13.3 Indemnification Procedures.

(a) The Partnership Group Members agree that within a reasonable period of time after they become aware of facts giving rise to a claim for indemnification pursuant to Section 13.1, they will provide notice thereof in writing to KNOT specifying the nature of and specific basis for such claim.

(b) KNOT shall have the right to control all aspects of the defense of (and any counterclaims with respect to) any claims brought against the Partnership Group that are covered by the indemnification set forth in Section 13.1, including, without limitation, the selection of counsel, determination of whether to appeal any decision of any court and the settling of any such matter or any issues relating thereto; provided, however, that no such settlement shall be entered into without the consent (which consent shall not be unreasonably withheld) of the Partnership Group unless it includes a full release of the Partnership Group from such matter or issues, as the case may be.

(c) The Partnership Group Members agree to cooperate fully with KNOT with respect to all aspects of the defense of any claims covered by the indemnification set forth in Section 13.1, including, without limitation, the prompt furnishing to KNOT of any correspondence or other notice relating thereto that the Partnership Group may receive, permitting the names of the members of the Partnership Group to be utilized in connection with such defense, the making available to KNOT of any files, records or other information of the Partnership Group that KNOT considers relevant to such defense and the making available to KNOT of any employees of the Partnership Group; provided, however, that in connection therewith KNOT agrees to use reasonable efforts to minimize the impact thereof on the operations of the Partnership Group and further agrees to maintain the confidentiality of all files, records and other information furnished by a Partnership Group Member pursuant to this Section 13.3. In no event shall the obligation of the Partnership Group to cooperate with KNOT as set forth in the immediately preceding sentence be construed as imposing upon the Partnership Group an obligation to hire and pay for counsel in connection with the defense of any claims covered by the indemnification set forth in this Article III; provided, however, that the Partnership Group Members may, at their own option, cost and expense, hire and pay for counsel in connection with any such defense. KNOT agrees to keep any such counsel hired by the Partnership Group reasonably informed as to the status of any such defense (including providing such counsel with such information related to any such defense as such counsel may reasonably request) but KNOT shall have the right to retain sole control over such defense.

In determining the amount of any Loss for which any of the members of the Partnership Group is entitled to indemnification under this Agreement, the gross amount of the indemnification will be reduced by (i) any insurance proceeds realized by the Partnership Group, and such correlative insurance benefit shall be net of any incremental insurance premium that becomes due and payable by the Partnership Group as a result of such claim, and (ii) all amounts recovered by the Partnership Group under contractual indemnities from third Persons. The Partnership Group hereby agrees to use commercially reasonable efforts to realize any applicable insurance proceeds or amounts recoverable under such contractual indemnities; provided, however, that the costs and expenses (including, without limitation, court costs and reasonable attorneys’ fees) of the Partnership Group in connection with such efforts shall be promptly reimbursed by KNOT in advance of any determination of whether such insurance proceeds or other amounts will be recoverable.

ARTICLE XIV

MISCELLANEOUS

Section 14.1 Choice of Law; Submission To Jurisdiction. This Agreement shall be subject to and governed by the laws of the State of New York. Each party hereby submits to the jurisdiction of the state and federal courts located in the State of New York and to venue in New York, New York.

Section 14.2 Notice. All notices, requests or consents provided for or permitted to be given pursuant to this Agreement must be in writing and must be given by depositing the same in the mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by private-courier, prepaid, or by telecopier to such party. Notice given by personal delivery or mail shall be effective upon actual receipt. Couriered notices shall be deemed delivered on the date the courier represents that delivery will occur. Notice given by telecopier shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a party pursuant to this Agreement shall be sent to or made at the address set forth below such party’s signature to this Agreement, or at such other address as such party may stipulate to the other parties in the manner provided in this Section 14.2.

Section 14.3 Entire Agreement. This Agreement constitutes the entire agreement of the parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

Section 14.4 Termination. Upon a Change of Control of the General Partner or of the MLP, the provisions of Articles II, III, IV and V of this Agreement (but not less than all of such Articles) shall terminate immediately. Upon a Change of Control of KNOT, the provisions of Articles II, III, IV and V of this Agreement applicable to KNOT (but not less than all of such Articles) shall terminate at the time that is the later of (a) the date on which all of the MLP’s outstanding subordinated units have converted to common units of the MLP and (b) the date of the Change of Control of KNOT. On the date on which a majority of the members of the Board ceases to consist of members of the Board that were (1) appointed by the General Partner prior to the 2013 annual meeting of unitholders and (2) recommended for election to the Board by a majority of the Appointed Directors (as defined in the MLP Agreement), the provisions of Articles II, VI, VII, VIII, IX and X and, to the extent applicable to any KNOT Entity, Sections 5.1(b) and 5.2(b) of this Agreement shall terminate immediately.

Section 14.5 Waiver; Effect of Waiver or Consent. Any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto or (b) waive compliance with any agreement or condition contained herein. Except as otherwise specifically provided herein, any such extension or waiver shall be valid only if set forth in a written instrument duly executed by the party or parties to be bound thereby; provided, however, that the MLP may not, without the prior approval of the Conflicts Committee, agree to any extension or waiver of this Agreement that, in the reasonable discretion of the Board, will adversely affect the holders of common units of the MLP. No waiver or consent, express or implied, by any party of or to any breach or default by any Person in the performance by such Person of its obligations hereunder shall be deemed or construed to be a waiver or consent of or to any other breach or default in the performance by such Person of the same or any other obligations of such Person hereunder. Failure on the part of a party to complain of any act of any Person or to declare any Person in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder until the applicable statute of limitations period has run.

Section 14.6 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto; provided,

however, that the MLP may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of this Agreement that, in the reasonable discretion of the Board, will adversely affect the holders of common units of the MLP.

Section 14.7 Assignment. No party shall have the right to assign its rights or obligations under this Agreement without the consent of the other parties hereto.

Section 14.8 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 14.9 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Section 14.10 Gender, Parts, Articles and Sections. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. All references to Article numbers and Section numbers refer to Articles and Sections of this Agreement.

Section 14.11 Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.

Section 14.12 Withholding or Granting of Consent. Each party may, with respect to any consent or approval that it is entitled to grant pursuant to this Agreement, grant or withhold such consent or approval in its sole and uncontrolled discretion, with or without cause, and subject to such conditions as it shall deem appropriate.

Section 14.13 Laws and Regulations. Notwithstanding any provision of this Agreement to the contrary, no party to this Agreement shall be required to take any act, or fail to take any act, under this Agreement if the effect thereof would be to cause such party to be in violation of any applicable law, statute, rule or regulation.

Section 14.14 Negotiation of Rights of KNOT, Limited Partners, Assignees and Third Parties. The provisions of this Agreement are enforceable solely by the parties to this Agreement, and no shareholder of KNOT and no limited partner, member, assignee or other Person of the MLP shall have the right, separate and apart from KNOT or the MLP, as applicable, to enforce any provision of this Agreement or to compel any party to this Agreement to comply with the terms of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement on, and effective as of, the Closing Date.

KNUTSEN NYK OFFSHORE TANKERS AS

By:
Name:
Title:

Address for Notice:

[—]
[—]
[—]
Telephone:	( ) -
Fax:	( ) -
Attention:

KNOT OFFSHORE PARTNERS LP

By:
Name:
Title:

Address for Notice:

[—]
[—]
[—]
Telephone:	( ) -
Fax:	( ) -
Attention:

SIGNATURE PAGE TO

OMNIBUS AGREEMENT

KNOT OFFSHORE PARTNERS GP LLC

By:
Name:
Title:

Address for Notice:

[—]
[—]
[—]
Telephone:	( ) -
Fax:	( ) -
Attention:

KNOT OFFSHORE PARTNERS UK LLC

By:
Name:
Title:

Address for Notice:

[—]
[—]
[—]
Telephone:	( ) -
Fax:	( ) -
Attention:

SIGNATURE PAGE TO

OMNIBUS AGREEMENT

KNOT SHUTTLE TANKERS AS

By:
Name:
Title:

Address for Notice:

[—]
[—]
[—]
Telephone:	( ) -
Fax:	( ) -
Attention:

SIGNATURE PAGE TO

OMNIBUS AGREEMENT